UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 28, 2015
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.
FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Equity Awards
In a meeting held on April 28, 2015, the Board of Directors of Nautilus, Inc. (the “Company”) approved, upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), the following equity compensation awards to certain of the Company’s executive officers:

Officer	Title	Restricted Stock Units	Performance Stock Units
Bruce M. Cazenave	Chief Executive Officer	12,209	12,209
William B. McMahon	Chief Operating Officer	6,360	6,360
Sidharth Nayar	Chief Financial Officer	4,429	4,429
Wayne M. Bolio	SVP, Law & Human Resources, General Counsel	4,259	4,259
Robert O. Murdock	VP, General Manager Direct	3,194	3,194
Jeffery L. Collins	VP, Retail Sales	2,981	2,981
		33,432	33,432

The awards consist of restricted stock unit awards and performance stock unit awards, both granted under the Company’s 2005 Long-Term Incentive Plan. The restricted stock unit awards entitle the grantee to receive the number of common shares set forth beside their name above on April 28, 2018, the third anniversary of the grant date, subject to the grantee’s continuous employment with the Company through such date. The performance unit awards vest based on achievement of goals established for operating income and return on invested capital metric over a three-year performance period. The number of shares vested under the performance unit awards following conclusion of the performance period will be determined based on the level at which the goals are achieved. The number of shares vesting under the performance unit awards can range from 60% of the shares subject to the award, if minimum thresholds are achieved, to a maximum of 150%.
Nautilus, Inc. 2015 Long-Term Incentive Plan
On April 28, 2015 the Company’s shareholders approved the Nautilus, Inc. 2015 Long-Term Incentive Plan (the “2015 Plan”) at the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”). The 2015 Plan was previously approved by the Company’s Board of Directors upon recommendation by the Compensation Committee, subject to shareholder approval at the Annual Meeting. The 2015 Plan will replace the Nautilus, Inc. 2005 Long-Term Incentive Plan.
The 2015 Plan authorizes the issuance of 4,769,292 shares of common stock for issuance under the 2015 Plan, comprised of 1,300,000 newly authorized shares and 3,469,292 shares of common stock authorized for issuance under the Company’s expiring 2005 Long-Term Incentive Plan (the “2005 Plan”) but not subject to any grant as of April 28, 2015. Additionally, up to 973,260 shares subject to awards currently outstanding under the 2005 Plan that are subsequently forfeited, lapse or expire shall thereafter become available for issuance under the 2015 Plan.
The Compensation Committee will administer the 2015 Plan. Under the terms of the 2015 Plan, the Compensation Committee has the authority to, among other things, select eligible individuals to whom awards are granted, determine the types of awards to be granted and the number of shares of the Company’s common stock subject to each award, determine the terms, conditions and provisions of such awards, interpret and administer the 2015 Plan and any instrument evidencing an award, notice or agreement executed or entered into under the 2015 Plan, and make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the 2015 Plan.
Awards may be granted under the 2015 Plan to employees, officers and directors, as well as advisors, independent contractors and other service providers, of the Company and its subsidiaries. Under the 2015 Plan, the Compensation Committee may grant incentive and nonqualified stock options, stock appreciation rights, restricted stock awards, stock units, performance shares and performance units.
The foregoing summary of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached as Exhibit 10.1 to this Current Report.

Nautilus, Inc. Employee Stock Purchase Plan
The Company’s shareholders also approved the Nautilus, Inc. Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. The ESPP was previously approved by the Board of Directors, upon recommendation by the Compensation Committee, subject to shareholder approval at the Annual Meeting. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.
The ESPP provides a means by which eligible employees of the Company and its designated subsidiaries may be given an opportunity to purchase shares of the Company’s common stock at a discount using payroll deductions. The ESPP authorizes the issuance of up to 500,000 shares of the Company’s common stock, subject to adjustment as provided in the ESPP for stock splits, stock dividends, recapitalizations and other similar events.
The Board designated the Committee to serve as the ESPP administrator. Pursuant to the ESPP, and subject to certain limitations specified therein, eligible employees may elect to purchase shares of the Company’s common stock in one or more of a series of offerings conducted pursuant to the procedures set forth in the ESPP at a purchase price equal to 90% of the lower of the fair market value of the common stock on the first trading day of the offering period or on the last day of the offering period. Purchases under the ESPP may be made exclusively through payroll deductions.
Persons eligible to participate in the ESPP generally include employees of the Company and its designated subsidiaries who have been employed by the Company or a participating subsidiary for at least 12 months prior to the applicable offering date (as described in the ESPP) and who, immediately upon purchasing shares under the ESPP, would own directly or indirectly, an aggregate of less than 5% of the total combined voting power or value of all outstanding shares of all outstanding shares of all classes of stock of the Company or any subsidiary.
The foregoing summary of the ESPP does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is attached as Exhibit 10.2 to this Current Report.

Item 5.07	Matters Submitted to a Vote of Security Holders

On April 28, 2015, Nautilus, Inc. held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders (i) elected Ronald P. Badie, Bruce M. Cazenave, Richard A. Horn, M. Carl Johnson, III, Anne G. Saunders and Marvin G. Siegert to the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, (ii) approved the Nautilus, Inc, 2015 Long-Term Incentive Plan, (iii) approved the Nautilus, Inc. Employee Stock Purchase Plan, (iv) adopted a non-binding advisory resolution approving the Company’s executive compensation, and (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the year ending December 31, 2015.
The following is a summary of the voting results for each matter submitted to the shareholders:

(1) Proposal to elect a Board of Directors consisting of six (6) members:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ronald P. Badie	23,412,233	297,310	4,197,266
Bruce M. Cazenave	23,344,844	364,699	4,197,266
Richard A. Horn	23,441,782	267,761	4,197,266
M. Carl Johnson, III	23,533,982	175,561	4,197,266
Anne G. Saunders	23,542,597	166,946	4,197,266
Marvin G. Siegert	23,413,854	295,689	4,197,266

(2) Proposal to approve the Nautilus, Inc. 2015 Long-Term Incentive Plan:

For	Against	Abstain	Non-Votes
20,593,789	2,906,806	208,948	4,197,266

(3) Proposal to approve the Nautilus, Inc. Employee Stock Purchase Plan:

For	Against	Abstain	Non-Votes
23,323,547	91,237	294,759	4,197,266

(4) Proposal to adopt a non-binding advisory resolution approving the Company’s executive compensation:

For	Against	Abstain	Non-Votes
22,151,297	1,335,338	222,908	4,197,266

(5) Proposal to ratify the appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm:

For	Against	Abstain	Non-Votes
27,596,849	113,358	196,602	—

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Nautilus, Inc. 2015 Long-Term Incentive Plan
10.2	Nautilus, Inc. Employee Stock Purchase Plan

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 4, 2015	By:	/s/ Wayne M. Bolio
(Date)		Wayne M. Bolio
Senior Vice President, Law and Human Resources, General Counsel

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